Exhibit 10.3

AFFIRMATION OF GUARANTY

This AFFIRMATION OF GUARANTY, dated as of September 1, 2011 (this “Affirmation”) is made by each of the undersigned Guarantors (as defined below) in favor of BANK OF AMERICA, N.A., as administrative agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”) and the Lenders (as defined in the Credit Agreement).

WHEREAS, the REIT, the Subsidiaries of the REIT party thereto as co-borrowers (together with REIT, each a “Borrower” and collectively, the “Borrowers”), the lenders party thereto and the Administrative Agent have entered into that certain Credit Agreement, dated as of September 16, 2010 (as amended or otherwise modified prior to the date hereof, the “Original Credit Agreement”).

WHEREAS, in connection with the Original Credit Agreement, the Guarantors entered into that certain Continuing Guaranty, dated as of September 16, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Administrative Agent.

WHEREAS, concurrently with the execution hereof, the Borrowers, the lenders party thereto (the “Lenders”) and the Administrative Agent are entering into an Amended and Restated Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Original Credit Agreement is being amended and restated in its entirety, but not as a novation, on the terms and subject to the conditions set forth therein.

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the making of Loans thereunder that each Guarantor shall have executed and delivered to the Administrative Agent this Affirmation.

WHEREAS, each Guarantor desires to execute this Agreement to satisfy the condition described in the preceding paragraph.

NOW, THEREFORE, each Guarantor hereby agrees as follows:

1.	Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and consents to the amendment and restatement of the Original Credit Agreement effected pursuant to the Credit Agreement.

2.	Each Guarantor hereby (a) affirms its obligations under the Guaranty and the other Loan Documents to which it is a party and (b) agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to (x) the Credit Agreement and (ii) all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.

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This Affirmation shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

This Affirmation may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

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In WITNESS WHEREOF, each Guarantor has caused this Affirmation to be duly executed by its duly authorized officer as of the day and year first above written.

COLONY FINANCIAL HOLDCO, LLC, a Delaware limited liability company

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

COLONY FINANCIAL TRS, LLC, a Delaware limited liability company

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI DB HOLDING, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

[Signature Page to Affirmation of Guaranty]

CFI MBS HOLDING, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

COLFIN JIH FUNDING, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI FRB FUNDING, LLC, a Delaware limited liability company

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

[Signature Page to Affirmation of Guaranty]

COLFIN 2011 ADC HOLDING, LLC, a Delaware limited liability company

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

COLONY FINANCIAL AMC, LLC, a Delaware limited liability company

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

COLONY AMC MILESTONE WEST, LLC, a Delaware limited liability company

By:	Colony Financial AMC, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

[Signature Page to Affirmation of Guaranty]

COLONY AMC MILESTONE NORTH, LLC, a Delaware limited liability company

By:	Colony Financial AMC, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI BULLS TRS INVESTOR, LLC, a Delaware limited liability company

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI CENTCO FUNDING, LLC, a Delaware limited liability company

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

[Signature Page to Affirmation of Guaranty]

CFI GNE LOAN FUNDING, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC its managing member

By:	CFI RE Masterco, LLC its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI GNE WARRANT INVESTOR, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI INLAND INVESTOR, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

[Signature Page to Affirmation of Guaranty]

CFI MILESTONE NORTH HOLDCO, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI RS HOLDING, LLC, a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
	Name:	Mark M. Hedstrom
	Title:	Vice President

CFI HUNT TRS INVESTOR, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

[Signature Page to Affirmation of Guaranty]

CFI 2011 CRE HOLDCO, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

[Signature Page to Affirmation of Guaranty]

Accepted and Agreed:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Paley Chen
	Name:	Paley Chen
	Title:	Assistant Vice President

[Signature Page to Affirmation of Guaranty]